COMMITMENTS	12 Months Ended
Dec. 31, 2018
Disclosure of contingent liabilities [abstract]
COMMITMENTS
NOTE 9 - COMMITMENTS:

a.
On June 29, 2014, the Company entered into a lease agreement for the building it uses in consideration of approximately $58 thousand per year.  The lease agreement expired on June 30, 2016 and the Company utilized its option to extend it for an additional one-year period until June 30, 2017.

In March 2017, the Company entered into a new lease agreement for the building it uses in consideration of approximately $61 thousand per year. The lease agreement will expire on June 30, 2023 with a onetime option for the Company to early terminate the agreement on June 30, 2020 subject to a notice period of 6 months. In January 2019 the Company signed an addendum to the lease agreement, according to the addendum the Company leased additional space for approximately $94 thousands per year. The whole lease agreement will expire on June 30, 2023 and the one-time option previously granted to the Company to terminate the lease on June 30, 2020 replaced by one-time option to terminate to whole lease space on December 31, 2021 subject to a notice period of 6 months.

b.
In 2015 and 2017, the Company entered into operating lease agreements for three vehicles.  The leases will expire during the years 2018 and 2020.  In January 2018 the agreement for one vehicle renewed and will expire in 2020. The projected annual lease payments are approximately $29 thousand per year.

c.	The Company is committed to pay royalties to Oramed –see also note 6.

d.
The Company is committed to pay royalties to the Government of Israel on proceeds from sales of products in the research and development of which the Government participates by way of grants. At the time the grants were received, successful development of the related project was not assumed.  In the case of failure of the project that was partly financed by the Government of Israel, the Company is not obligated to pay any such royalties. Under the terms of the Company’s funding from the Israeli Government, royalties are payable on sales of products developed from projects so funded of 3% during the first three years, from commencement of revenues, 4% during the subsequent three years and 5% commencing the seventh year up to 100% of the amount of the grant received by the Company (dollar linked) with the addition of an annual interest based on Libor. The amount that must be repaid may be increased to three times the amount of the grant received, and the rate of royalties may be accelerated, if manufacturing of the products developed with the grant money is transferred outside of the State of Israel. As of December 31, 2018, the total royalty amount that would be payable by the Company, before the additional Libor interest, is approximately $460 thousand.

Following the signing of the Amgen Agreement (see note 1a(4)), the Israeli Innovation Authority (the "IIA") determined that the Company should pay 5.38% of each payment that will be received by the Company from Amgen on the license of IP up to 6 times the grant received. On February 10, 2019 the Company paid $27 thousands to the Government of Israel.

e.
Emisphere Technologies, Inc., or Emisphere, has notified the Company that it believes that it is the exclusive owner of certain U.S. and related foreign patents and patent applications the Company acquired from Oramed Ltd. Emisphere has not initiated a legal proceeding as of the date of the approval of this financial statement.  The matter is still in its early stages.  If Emisphere were to initiate a legal proceeding, we would vigorously defend against such claim and believe that Emisphere’s notification is without merit.